SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 31, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:

Exhibit No.	Document

99.1	Dynegy Inc. slide presentation to investors and analysts at the Howard Weil Energy Conference to be held in New Orleans, Louisiana on March 28-April 1, 2004.

Item 9. Regulation FD Disclosure.

Dynegy Inc. is participating in the Howard Weil Energy Conference scheduled for March 28-April 1, 2004. Copies of the slides to be presented at this conference by Bruce A. Williamson, President and Chief Executive Officer of Dynegy Inc., on Wednesday, March 31, 2004, are attached hereto as Exhibit 99.1 and incorporated herein by this reference. Further, this slide presentation contains statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 31, 2004	By:	/S/ J. KEVIN BLODGETT

	Name:	J. Kevin Blodgett
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Dynegy Inc. slide presentation to investors and analysts at the Howard Weil Energy Conference to be held in New Orleans, Louisiana on March 28-April 1, 2004.